SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 30, 2014 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2014, the Compensation Committee (“Compensation Committee”) of the Board of Directors of Radio One, Inc. (the “Company”) approved the principal terms of new employment agreements for each of the Company’s named executive officers.  With the exception of the Company’s President - Radio Division, while definitive agreements have not been executed, the terms of the new employment agreements are effective as of January 1, 2014, except for the base salaries of certain of the executives which are effective October 1, 2014.    The Company and its President - Radio Division have executed an employment agreement, a copy of which is attached as an exhibit hereto.  Definitive agreements for the remaining officers will be filed upon execution of the documents.  What follows below is a summary of the principal terms for each of the employment agreements.

Cathy Hughes, Founder and Executive Chairperson

Pursuant to the terms approved by the Compensation Committee, Ms. Hughes will be employed as the Founder and Chairperson of the Company and its wholly-owned subsidiaries commencing as of January 1, 2014 until December 31, 2016, unless earlier terminated pursuant to the terms of the agreement.  Effective October 1, 2014, Ms. Hughes will be entitled to a base salary payable at the annualized rate of $1,000,000 per year and will be eligible for a bonus of $500,000, 50% of which will be paid on a discretionary basis with the remaining 50% paid in accordance with certain performance metrics.  Ms. Hughes will have periodic personal use of a private aircraft up to a maximum of 25 hours per year, such usage subject to the Company’s financial position as determined by the CEO in his sole discretion. Ms. Hughes was also awarded 456,000 restricted shares of the Company’s Class D common stock vesting in equal 1/3 tranches on April 6, 2015, December 31, 2015 and December 31, 2016.  Finally, Ms. Hughes was awarded stock options to purchase 293,000 shares of the Company’s Class D common stock vesting in approximately equal 1/3 tranches on April 6, 2015, December 31, 2015 and December 31, 2016. The options will be priced at the closing share price of the Company’s Class D common stock on October 6, 2014.

Alfred C. Liggins, President and Chief Executive Officer Radio One, Inc. and TV One, LLC

Pursuant to the terms approved by the Compensation Committee, Mr. Liggins will be employed as the President and Executive Officer of the Company and its wholly-owned subsidiaries and as the President and Executive Officer of TV One, LLC.  Mr. Liggins employment under the agreement will commence as of January 1, 2014 until December 31, 2016, unless earlier terminated pursuant to the terms of the agreement.  Effective October 1, 2014, Mr. Liggins will be entitled to a base salary payable at the annualized rate of $1,250,000 per year and will be eligible for a bonus of $1,250,000, 50% of which will be paid on a discretionary basis with the remaining 50% paid in accordance with certain performance metrics.  Mr. Liggins will have periodic personal use of a private aircraft up to a maximum of 25 hours per year, subject to the Company’s financial position. Mr. Liggins was also awarded 913,000 restricted shares of the Company’s Class D common stock vesting in approximately equal 1/3 tranches on April 6, 2015, December 31, 2015 and December 31, 2016.  Mr. Liggins was awarded stock options to purchase 587,000 shares of the Company’s Class D common stock vesting in approximately equal 1/3 tranches on April 6, 2015, December 31, 2015 and December 31, 2016. The options will be priced at the closing share price of the Company’s Class D common stock on October 6, 2014.  Finally, Mr. Liggins remains eligible for the TV One Award included in his prior employment agreement.

Peter Thompson, Executive Vice President and Chief Financial Officer

Pursuant to the terms approved by the Compensation Committee, Mr. Thompson will be employed as Executive Vice President and Chief Financial Officer of the Company and Vice President of its wholly-owned subsidiaries commencing as of January 1, 2014 until December 31, 2016, unless earlier terminated pursuant to the terms of the agreement.  Effective October 1, 2014, Mr. Thompson will be entitled to a base salary payable at the annualized rate of $650,000 per year and will be eligible for a bonus of $350,000, 50% of which will be paid on a discretionary basis with the remaining 50% paid in accordance with certain performance metrics.  Mr. Thompson will also receive a signing bonus of $650,000, subject to a pro-rata claw-back if he leaves before the end of the term of the agreement.  Mr. Thompson was also awarded 350,000 restricted shares of the Company’s Class D common stock with 200,000 shares vesting on April 6, 2015 and with the remaining shares vesting in equal 75,000 share tranches on December 31, 2015 and December 31, 2016.  Finally, Mr. Thompson was awarded stock options to purchase 225,000 shares of the Company’s Class D common stock vesting in equal 112,500 share tranches on December 31, 2015 and December 31, 2016. The options will be priced at the closing share price of the Company’s Class D common stock on October 6, 2014.

Linda Vilardo, Executive Vice President and Chief Administrative Officer

Pursuant to the terms approved by the Compensation Committee, Ms. Vilardo will be employed as Executive Vice President and Chief Administrative Officer of the Company and Vice President of its wholly-owned subsidiaries commencing as of January 1, 2014 until December 31, 2016, unless earlier terminated pursuant to the terms of the agreement.  Effective October 1, 2014, Ms. Vilardo will be entitled to a base salary payable at the annualized rate of $600,000 per year and will be eligible for a bonus of $300,000, 50% of which will be paid on a discretionary basis with the remaining 50% paid in accordance with certain performance metrics. Ms. Vilardo was also awarded 225,000 restricted shares of the Company’s Class D common stock vesting in equal 75,000 share tranches on April 6, 2015, December 31, 2015 and December 31, 2016.  Finally, Ms. Vilardo will be eligible for an agreement term completion bonus equal to one year’s then current base salary payable on the completion of her employment with the Company (which may occur any time after the expiration of the Agreement and any renewal or renegotiation thereof).  Ms. Vilardo will also be entitled to COBRA benefits for one year upon separation of employment.

Christopher Wegmann, President, Radio Division

Pursuant to the terms approved by the Compensation Committee, Mr. Wegmann will be employed as the President, Radio Division commencing as of January 1, 2014 until December 31, 2015, unless earlier terminated pursuant to the terms of the agreement.  As of January 1, 2014, Mr. Wegmann is entitled to a base salary payable at the annualized rate of $525,000 per year and will be eligible for a bonus of $175,000, $50,000 of which will be paid on a discretionary basis with the remaining $125,000 paid in accordance with certain performance metrics.  Mr. Wegmann was also awarded 70,000 restricted shares of the Company’s Class D common stock vesting in approximately equal 1/3 share tranches on April 6, 2015, December 31, 2015 and December 31, 2016.  Mr. Wegmann’s employment agreement is attached as an exhibit hereto.

ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Employment Agreement: Christopher Wegmann

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
October 06, 2014	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer